================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): December 3, 1997




                               QUANEX CORPORATION
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)






                Delaware                                   1-5725                                          38-1872178
-----------------------------------------      --------------------------------    -------------------------------------------------
        (State of Incorporation)                      (Commission File No.)                   (I.R.S. Employer Identification No.)





                      1900 West Loop South, Suite 1500
                               Houston, Texas                                                           77027
------------------------------------------------------------------------------     -------------------------------------------------
                  (Address of Principal Executive Offices)                                            (Zip Code)




Registrant's telephone number, including area code:          (713) 961-4600


================================================================================





                                     Page 1
                        Exhibit Index Appears on Page 13

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On December 3, 1997, Quanex Corporation, a Delaware corporation (the "Company"), completed the sale of Michigan Seamless Tube Company ("MST"), Gulf States Tube Division and Tube Group Administrative Office operations (collectively the "Tubing Operations"), to Vision Metals, Inc., a new company formed by certain management of the Tubing Operations, and Citicorp Venture Capital, Ltd., pursuant to a Purchase Agreement dated as of December 3, 1997 (the "Agreement"). Under the terms of the Agreement, the Company received cash consideration of approximately $30 million, subject to post-closing adjustments.

         The disposition of the Tubing Operations was structured as a sale of all of the capital stock of MST and substantially all of the assets of other Tubing Operations. The principle followed in fixing the purchase price for the Tubing Operations under the Agreement was based on negotiations between the parties.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Business Acquired.

         Not applicable.

         (b) Pro Forma Financial Information.

         The following unaudited pro forma consolidated statements of income for the years ended October 31, 1994, 1995 and 1996 give effect to the disposition of LaSalle Steel Company ("LaSalle") and the Tubing Operations as if these sales and the resulting increased cash balances occurred on November 1, 1993, 1994, and 1995, respectively. The Company completed the sale of LaSalle on April 18, 1997. Certain pro forma financial information with respect to the sale of LaSalle was included in the Company's Form 8-K dated April 18, 1997.

         The following unaudited pro forma consolidated statements of income for the nine months ended July 31, 1996 and 1997 give effect to the disposition of the Tubing Operations as if the sale and the resulting increased cash balance or debt reduction occurred on November 1, 1995, and 1996, respectively.

         The following unaudited pro forma consolidated balance sheet as of July 31, 1997 gives effect to the disposition of the Tubing Operations as if the sale and the reduction of long-term debt with the net proceeds thereof occurred as of that date.

         The pro forma financial information does not purport to be indicative of either a) the results of operations which would have actually been obtained if the disposition had occurred on the dates indicated, or b) the results of operations which will be reported in the future.

         The pro forma income statements do not reflect the anticipated gain on the sale of LaSalle or Tubing Operations. Quanex treated LaSalle and Tubing Operations as a discontinued operation and, accordingly, the gain is not part of the pro forma requirements.

                               Quanex Corporation
                   Pro Forma Consolidated Statement of Income
                          Year Ended October 31, 1994
                    (In Thousands, Except Per Share Amounts)
                                  (Unaudited)


                                                Quanex                            Tubing          Pro Forma       Pro Forma
                                              Corporation        LaSalle        Operations       Adjustments     Consolidated
                                              -----------        -------        ----------       -----------     ------------

Net Sales ...................................  $ 699,314        ($160,010)       ($103,321)       $     -          $ 435,983
Costs and expenses:
   Cost of sales ............................    586,587         (143,510)         (91,015)             -            352,062
   Selling, general and administrative ......     44,515           (6,614)          (6,008)             -             31,893
   Depreciation and amortization ............     28,296           (1,268)          (1,747)             -             25,281
                                               ---------        ---------        ---------        ---------        ---------
Operating income ............................     39,916           (8,618)          (4,551)             -             26,747
Other income (expense):
   Interest expense .........................    (13,944)             -                -                -            (13,944)
   Capitalized interest .....................      3,766              -                -                -              3,766
   Other, net ...............................      2,765              -                -              5,044            7,809
                                               ---------        ---------        ---------        ---------        ---------
Income from continuing operations before
   income taxes .............................     32,503           (8,618)          (4,551)           5,044           24,378
Income tax expense ..........................    (13,651)           3,620            1,911           (2,118)         (10,238)
                                               ---------        ---------        ---------        ---------        ---------
Income from continuing operations ...........  $  18,852        ($  4,998)       ($  2,640)       $   2,926        $  14,140
                                               =========        =========        =========        =========        =========



Earnings per common share from
   continuing operations:
         Primary ............................  $    0.96                                                           $    0.61
                                               =========                                                           =========
         Fully diluted ......................  $    0.96                                                           $    0.61
                                               =========                                                           =========

Weighted average number
   of shares outstanding:
         Primary ............................     13,496                                                              13,496

         Assuming full dilution .............     13,496                                                              13,496



           SEE NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS.

                               Quanex Corporation
                   Pro Forma Consolidated Statement of Income
                          Year Ended October 31, 1995
                    (In Thousands, Except Per Share Amounts)
                                  (Unaudited)


                                                      Quanex                           Tubing          Pro Forma        Pro Forma
                                                  Corporation         LaSalle        Operations       Adjustments      Consolidated
                                                  -----------         -------        ----------       -----------      ------------
Net Sales.........................................  $891,195        $(170,675)       $(116,535)       $     -          $  603,985
Costs and expenses:
   Cost of sales..................................   747,572         (152,242)        (101,336)             -             493,994
   Selling, general and administrative............    46,286           (5,662)          (6,878)             -              33,746
   Depreciation and amortization..................    31,808           (1,310)          (1,713)             -              28,785
                                                    --------        ---------        ---------        ---------        ----------
Operating income..................................    65,529          (11,461)          (6,608)             -              47,460
Other income (expense):
   Interest expense...............................   (10,742)             -                -                -             (10,742)
   Capitalized interest...........................     1,872              -                -                -               1,872
   Other, net.....................................     1,721              -                -              5,044             6,765
                                                    --------        ---------        ---------        ---------        ----------
Income from continuing operations before
   income taxes...................................    58,380          (11,461)          (6,608)           5,044            45,355
Income tax expense................................   (24,520)           4,814            2,775           (2,118)          (19,049)
                                                    --------        ---------        ---------        ---------        ----------
Income from continuing operations.................  $ 33,860        $  (6,647)       $  (3,833)       $   2,926        $   26,306
                                                    ========        =========        =========        =========        ==========


Earnings per common share from
   continuing operations:
      Primary.....................................  $   2.20                                                           $     1.65
                                                    ========                                                           ==========
      Fully diluted...............................  $   2.20                                                           $     1.65
                                                    ========                                                           ==========

Weighted average number
   of shares outstanding:
      Primary.....................................    13,580                                                               13,580
      Assuming full dilution......................    13,580                                                               13,580



           SEE NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS.

                               Quanex Corporation
                   Pro Forma Consolidated Statement of Income
                          Year Ended October 31, 1996
                    (In Thousands, Except Per Share Amounts)
                                  (Unaudited)


                                                      Quanex                           Tubing          Pro Forma        Pro Forma
                                                  Corporation         LaSalle        Operations       Adjustments      Consolidated
                                                  -----------         -------        ----------       -----------      ------------
Net Sales.........................................  $895,710        $(158,549)       $(117,092)       $     -          $  620,069
Costs and expenses:
   Cost of sales..................................   736,376         (141,700)        (102,082)             -             492,594
   Selling, general and administrative............    56,438           (5,037)          (6,442)             -              44,959
   Depreciation and amortization..................    39,373           (1,453)          (1,837)             -              36,083
                                                    --------        ---------        ---------        ---------        ----------
Operating income..................................    63,523          (10,359)          (6,731)             -              46,433
Other income (expense):
   Interest expense...............................   (11,929)             -                -                -             (11,929)
   Capitalized interest...........................       569              -                -                -                 569
   Other, net.....................................     4,544              -                -              5,044             9,588
                                                    --------        ---------        ---------        ---------        ----------
Income from continuing operations before
   income taxes...................................    56,707          (10,359)          (6,731)           5,044            44,661
Income tax expense................................   (23,817)           4,351            2,827           (2,118)          (18,757)
                                                    --------        ---------        ---------        ---------        ----------
Income from continuing operations.................  $ 32,890        $  (6,008)       $  (3,904)       $   2,926        $   25,904
                                                    ========        =========        =========        =========        ==========



Earnings per common share from
   continuing operations:
      Primary.....................................  $   2.41                                                           $     1.90
                                                    ========                                                           ==========
      Fully diluted...............................  $   2.20                                                           $     1.78
                                                    ========                                                           ==========

Weighted average number
   of shares outstanding:
      Primary.....................................    13,658                                                               13,658
      Assuming full dilution......................    16,585                                                               16,585



           SEE NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS.

                               Quanex Corporation
                   Pro Forma Consolidated Statement of Income
                        Nine Months Ended July 31, 1996
                    (In Thousands, Except Per Share Amounts)
                                  (Unaudited)


                                                                                          Pro-              Pro-
                                                       Quanex            Tubing           Forma            Forma
                                                     Corporation       Operations      Adjustments      Consolidated
                                                     -----------       ----------      -----------      ------------
Net Sales.........................................  $   511,747        $(86,111)       $     -          $  425,636
Costs and expenses:
   Cost of sales..................................      416,732         (75,558)             -             341,174
   Selling, general and administrative............       35,690          (4,850)             -              30,840
   Depreciation and amortization..................       27,663          (1,392)             -              26,271
                                                    -----------        --------        ---------        ----------
Operating income..................................       31,662          (4,311)             -              27,351
Other income (expense):
   Interest expense...............................       (7,453)              -              -              (7,453)
   Capitalized interest...........................          287               -              -                 287
   Other, net.....................................        4,394               -            1,147             5,541
                                                    -----------        --------        ---------        ----------
Income from continuing operations before
   income taxes...................................       28,890          (4,311)           1,147            25,726
Income tax expense................................      (12,134)          1,811             (482)          (10,805)
                                                    -----------        --------        ---------        ----------
Income from continuing operations.................  $    16,756        $ (2,500)       $     665        $   14,921
                                                    ===========        ========        =========        ==========



Earnings per common share from
   continuing operations:
      Primary.....................................  $      1.23                                          $    1.09
                                                    ===========                                         ==========
      Fully diluted...............................  $      1.19                                          $    1.08
                                                    ===========                                         ==========

Weighted average number
   of shares outstanding:
      Primary.....................................       13,630                                             13,630
      Assuming full dilution......................       16,326                                             16,326



           SEE NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS.

                               Quanex Corporation
                   Pro Forma Consolidated Statement of Income
                        Nine Months Ended July 31, 1997
                    (In Thousands, Except Per Share Amounts)
                                  (Unaudited)


                                                                                          Pro-              Pro-
                                                       Quanex            Tubing           Forma            Forma
                                                     Corporation       Operations      Adjustments      Consolidated
                                                     -----------       ----------      -----------      ------------
Net Sales.........................................  $   637,068        $(86,525)       $     -          $  550,543
Costs and expenses:
   Cost of sales..................................      526,276         (77,613)             -             448,663
   Selling, general and administrative............       37,874          (4,604)             -              33,270
   Depreciation and amortization..................       30,262          (1,510)             -              28,752
                                                    -----------        --------        ---------        ----------
Operating income..................................       42,656          (2,798)             -              39,858
Other income (expense):
   Interest expense...............................      (13,808)              -            1,329           (12,479)
   Capitalized interest...........................        2,231               -              -               2,231
   Other, net.....................................        1,440               -              -               1,440
                                                    -----------        --------        ---------        ----------
Income from continuing operations before
   income taxes...................................       32,519          (2,798)           1,329            31,050
Income tax expense................................      (11,382)            979             (465)          (10,868)
                                                    -----------        --------        ---------        ----------
Income from continuing operations.................  $    21,137        $ (1,819)       $     864        $   20,182
                                                    ===========        ========        =========        ==========



Earnings per common share from
   continuing operations:
      Primary.....................................  $      1.52                                          $    1.45
                                                    ===========                                         ==========
      Fully diluted...............................  $      1.44                                          $    1.38
                                                    ===========                                         ==========

Weighted average number
   of shares outstanding:
      Primary.....................................       13,933                                             13,933
      Assuming full dilution......................       16,737                                             16,737



           SEE NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS.

                               Quanex Corporation
                      Pro Forma Consolidated Balance Sheet
                                 July 31, 1997
                                 (In Thousands)
                                  (Unaudited)


                                                     Quanex           Tubing          Pro forma        Pro Forma
ASSETS                                             Corporation      Operations       Adjustments      Consolidated
------                                             -----------      ----------       -----------      ------------
Current assets:
  Cash and equivalents...........................  $  25,672        $     (14)       $     -          $   25,658
  Accounts and notes receivable, net.............     88,469           (9,091)             958            80,336
  Inventories....................................     89,106          (12,326)             -              76,780
  Deferred income taxes..........................     10,014             (427)             975            10,562
  Prepaid expenses...............................      1,422             (101)             -               1,321
                                                   ---------        ---------        ---------        ----------
          Total current assets...................    214,683          (21,959)           1,933           194,657

Property, plant and equipment....................    674,000          (70,558)             -             603,442
Less accumulated depreciation
      and amortization...........................   (310,561)          53,948              -            (256,613)
                                                   ---------        ---------        ---------        ----------
Property, plant and equipment, net...............    363,439          (16,610)             -             346,829

Goodwill, net....................................     82,017                -              -              82,017
Net assets of discontinued operations............        -             11,526          (11,526)              -
Other assets.....................................     17,061           (3,183)             -              13,878
                                                   ---------        ---------        ---------        ----------

                                                   $ 677,200        $ (30,226)       $  (9,593)       $  637,381
                                                   =========        =========        =========        ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------
Current liabilities:
  Notes payable..................................  $     -          $     -          $     -          $      -
  Accounts payable...............................     72,091           (7,278)             -              64,813
  Income taxes payable...........................     15,540              -              1,662            17,202
  Accrued expenses...............................     42,147           (3,768)             -              38,379
  Current maturities of long-term debt...........        402              -                -                 402
                                                   ---------        ---------        ---------        ----------
          Total current liabilities..............    130,180          (11,046)           1,662           120,796

Long-term debt...................................    194,273              -            (27,800)          166,473
Deferred pension credits.........................     11,746           (4,760)             -               6,986
Deferred postretirement welfare benefits.........     28,875          (22,131)             -               6,744
Deferred income taxes............................     33,951            6,643              -              40,594
Other liabilities................................     19,569              -                -              19,569
                                                   ---------        ---------        ---------        ----------
          Total liabilities......................    418,594          (31,294)         (26,138)          361,162

Stockholders' equity:
  Common stock, $.50 par value...................      7,002              -                -               7,002
  Additional paid-in capital.....................    103,574              -                -             103,574
  Retained earnings..............................    149,573              -             16,545           166,118
  Unearned compensation..........................        -                -                -                 -
  Adjustment for minimum pension liability.......     (1,543)           1,068              -                (475)
                                                   ---------        ---------        ---------        ----------
          Total stockholders' equity.............    258,606            1,068           16,545           276,219
                                                   ---------        ---------        ---------        ----------

                                                   $ 677,200        $ (30,226)       $  (9,593)       $  637,381
                                                   =========        =========        =========        ==========


           SEE NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS.

                               Quanex Corporation
              Notes to Pro Forma Consolidated Financial Statements For the Years Ended October 31, 1994, 1995 and 1996
                                  (Unaudited)


The pro forma adjustments to the consolidated statements of income reflect the following:

a) The elimination of LaSalle and the Tubing Operations for the years ended October 31, 1994, 1995 and 1996.
b) The increase in interest income for the years ended October 31, 1994, 1995 and 1996 resulting from the net proceeds of $91.7 million at an interest rate of 5.5%. Net proceeds consist of $65.5 million, net of transaction costs of $1.6 million for LaSalle and $28.8 million, net of transaction costs of $1.0 million for the Tubing Operations.
c) The tax effect of pro forma adjustments at the Company's effective rate of 42% for the years ended October 31, 1994, 1995 and 1996.

                               Quanex Corporation
              Notes to Pro Forma Consolidated Financial Statements
                For the Nine Months Ended July 31, 1996 and 1997
                                  (Unaudited)


General

The sale of LaSalle, completed on April 18, 1997, has been previously reflected in the Company's Form 10-Q for the quarterly period ended July 31, 1997. Accordingly, the pro forma income statement and balance sheet for the nine months ended July 31, 1996 and 1997 reflect only the elimination of the Tubing Operations.


Income Statement

The pro forma adjustments to the consolidated statements of income reflect the following:

a) The elimination of the Tubing Operations for the nine months ended July 31, 1996 and 1997.
b) The increase in interest income for the nine months ended July 31, 1996, resulting from increased cash of $27.8 million, at an interest rate of 5.5%. The decrease in interest expense for the nine months ended July 31, 1997, resulting from the debt repayment of $27.8 million at an interest rate of 6.375%.
c) The tax effect of pro forma adjustments at the Company's effective rate of 42% for the nine months ended July 31, 1996 and 35% for the nine months ended July 31, 1997.


Balance Sheet

The pro forma adjustments to the consolidated balance sheet as of July 31, 1997 reflect the following:

a) Record accounts receivable from Tubing Operations, which previously was eliminated in consolidation.
b) The disposition of Tubing Operations for $28.8 million, net of transaction costs of $1.0 million, and the resulting reduction of debt of $27.8 million.
c) The recognition of anticipated gain from the sale and related income taxes.

(c) Exhibits


2.1 - Purchase Agreement dated as of December 3, 1997, by and among Quanex Corporation, Vision Metals Holdings, Inc.and Vision Metals, Inc.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                              QUANEX CORPORATION




                                              ----------------------------------
Dated:  December 17, 1997                     Viren M. Parikh
                                              Corporate Controller

                              INDEX TO EXHIBITS



Number                              Exhibit
------                              -------

2.1      Purchase Agreement dated as of December 3, 1997, by and among Quanex
         Corporation, Vision Metals Holdings, Inc.and Vision Metals, Inc.